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                                                                   EXHIBIT 10.26


        STATE OF ALABAMA - UNIFORM COMMERCIAL CODE - FINANCING STATEMENT
                                FORM UCC-1 ALA.

         Important: Read Instructions on Back Before Filling out Form.



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[ ] The Debtor is a transmitting              No. of Additional            This FINANCIAL STATEMENT is presented
    utility as defined in ALA                 Sheets Prescribed:           to a Filing Officer for filing pursuant
    CODE 7-9-105(n).                                                       to the Uniform Commercial Code.
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1. Return copy or recorded original to:                                    THIS SPACE FOR USE OF FILING OFFICER
Andre G. Coudrain                                                          Date, Time, Number & Filing Office
Cashe, Lewis, Moody & Coudrain P. 0. Box 1509
Hammond, LA 70404

         Pre-paid Acct. # ___________________
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2. Name and Address of Debtor            (Last Name First if a Person)

USA INDUSTRIES, INC.
202 Challenge Avenue
Prattville, AL 36067
Social Security/Tax ID #   63-1058139
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2A. Name and Address of Debtor  (IF ANY) (Last Name First if a Person)



Social Security/Tax ID # ____________________
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[ ] Additional debtors on attached UCC-E
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3. SECURED PARTY (Last Name First if a Person)                             4. ASSIGNEE OF SECURED PARTY (IF ANY)
                                                                              (Last Name first if a Person)
DEPOSIT GUARANTY NATIONAL BANK OF LOUISIANA
P.O. BOX 2188
HAMMOND, LA 70404

Social Security/Tax ID#  72-0152936
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[ ] Additional secured parties on attached UCC-E
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5.  The Financing Statement Covers the Following Types
    (or items) of Property:

    Accounts, Instruments, Documents, Chattel Paper and                    5A.  Enter Code(s) From Back of Form That
    Other Rights to Payment: All rights I have now and                          Best Describes The Collateral Covered
    that I may have in the future to the payment                                By This Filing:
    of money including, but not limited to,: (a) payment                        001
    for goods sold or leased or for services rendered,                          ---    ---
    whether or not I have earned such payment by                                101
    performance; and (b) rights to payment arising out of                       ---    ---
    all present and future debt instruments, chattel paper                      200
    and loans and obligations receivable. The above                             ---    ---
    includes any rights and interests (including all liens
    and security interest)  which I may have by law or                          ---    ---
    agreement against any account debtor or obligor of
    mine, to that certain Vender's Agreement with Wal-Mart                      ---    ---
    Stores, Inc.
                                                                                ---    ---

                                                                                ---    ---
    Check X if covered: [ ] Products of Collateral are also covered.
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6.    This statement is filed without the debtor's                         7.   Complete only when filing with the Judge of Probate:
      signature to perfect a "security interest                                 The initial indebtedness secured by this
      financing in collateral (check X if so)                                   statement is $ ____________________

[ ]   already subject to a security interest in                                 Mortgage tax due (15 cents per $100.00 or fraction
      another jurisdiction when it was brought                                  thereof) $ ________________________
      into this state.                                               ---------------------------------------------------------------
                                                                           8.   [ ]  This financing statement covers timber to be
[ ]   already subject to a security interest in                                 cut, crops, or fixtures and is to be cross indexed
      another jurisdiction when debtor's location                               in the  real estate mortgage records (Describe
      changed to this state.                                                    real estate and if debtor does not have an interest
                                                                                of record, give name of record owner In Box 5)
[ ]   which is proceeds of the original collateral                   ---------------------------------------------------------------
      described above in which a security interest is
      perfected.

[ ]   acquired after a change of name, identity or
      corporate structure of debtor
                                                                                   Signature(s) of Secured Party(ies)
[ ]   as to which the filing has lapsed                              (Required only if filed without debtor's Signature - see Box 6)
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      /s/ V. LYNN GRAYBILL                                           /s/ ILLEGIBLE
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      Signatures of Debtor(s)                                        Signature(s) of Secured Party(ies) or Assignee
      USA Industries, Inc., by its Agent,                            DEPOSIT GUARANTY NATIONAL BANK OF LOUISIANA
      ------------------------------------------------------         ---------------------------------------------------------------
      KART'S International, Incorporated,                            Signature(s) of Secured Party(ies) or Assignee
      By: /s/.V. LYNN GRAYBILL, President.
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      Type name of Individual or Business                            Type Name of Individual or Business
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